UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 14, 2017

Date of Report (Date of earliest event reported)

Excel Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-173702	27-3955524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 North State Highway 161, Suite 310

Irving, Texas 75038

(Address of principal executive offices) (Zip Code)

(972) 476-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Excel Corporation (the “Company”) has determined that it is in the best interests of the Company to immediately cease voluntarily filing periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including periodic reports on Forms 10-K, 10-Q and 8-K. The Company has fewer than 300 stockholders of record and as a result, pursuant to Section 15(d) of the Exchange Act, the Company’s obligation to file reports under Section 15(d) is automatically suspended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCEL CORPORATION

Date: November 14, 2017	By:	/s/ Joni R. Floyd
	Name:	Joni R. Floyd
	Title:	President and Chief Executive Officer

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